                                                                   EXHIBIT 10.38

                             FORBEARANCE AGREEMENT

     THIS FORBEARANCE AGREEMENT (this "Agreement") is made the 7/th/ day of May, 1999, by and among L.S. WHOLESALE, INC., a Massachusetts corporation, whose mailing address and principal place of business is 161-B Crown Bay, St. Thomas, U.S. Virgin Islands 00802 ("L.S. Wholesale"), LITTLE SWITZERLAND, INC., a Delaware corporation, whose mailing address and principal place of business is 161-B Crown Bay, St. Thomas, U.S. Virgin Islands 00802 ("Little Switzerland"), L.S. HOLDING, INC., a U.S. Virgin Islands corporation, whose mailing address is 161-B Crown Bay, St. Thomas, U.S. Virgin Islands 00802 ("L.S. Holding"), WORLD GIFT IMPORTS (BARBADOS) LIMITED, a Barbados company, whose mailing address is Carlisle House, Hincks Street, Bridgetown, Barbados, West Indies ("W.G.I. Barbados"), WORLD GIFT IMPORTS, N.V., a Netherland Antilles corporation, whose mailing address is 42 Front Street, Philipsburg, St. Maarten N.A. ("W.G.I."), MONTRES ET BIJOUX, S.A.R.L., a St. Martin company, whose mailing address is 97150 Marigot, St. Martin, French West Indies ("Montres"), L.S. HOLDING (ARUBA), N.V., an Aruba company, whose mailing address is 14 Caya G.F. Betico Croes, Oranjestad, Aruba ("L.S. Aruba"), L.S. HOLDING (CURACAO), N.V., a Curacao corporation, whose mailing address is Breedestraat 44P, Punda, Willemstad, Curacao, Netherland Antilles ("L.S. Curacao"), LITTLE SWITZERLAND (ANTIGUA), LIMITED, an Antigua private company, whose mailing address is Heritage Quay, St. John's, Antigua ("L.S. Antigua"), LITTLE SWITZERLAND (ST. LUCIA) LIMITED, a St. Lucia private company, whose mailing address is Pointe Seraphine, Castries, St. Lucia ("L.S. St. Lucia"), and L.S. HOLDING (USA), INC., an Alaska corporation, whose mailing address is 236 South Franklin Street, Juneau, Alaska 99801 ("L.S. USA") (Little Switzerland, L.S. Holding, W.G.I. Barbados, W.G.I., Montres, L.S. Aruba, L.S. Curacao, L.S. Antigua, L.S. St. Lucia and L.S. USA are collectively referred to herein as the "Guarantors" and each individually a "Guarantor"), and THE CHASE MANHATTAN BANK, a
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Forbearance Agreement
May 7, 1999
Page 2



commercial banking institution, whose mailing address is P.O. Box 309600, St. Thomas, U.S. Virgin Islands 00803 ("Chase") and THE BANK OF NOVA SCOTIA, a commercial banking institution, whose mailing address is P.O. Box 420, St. Thomas, U.S. Virgin Islands 00804 ("ScotiaBank" and, together with Chase, the "Lenders" and each individually a "Lender").

     WHEREAS, L.S. Wholesale is indebted to ScotiaBank pursuant to the Loan Agreement dated February 16, 1996, between ScotiaBank, as lender, L.S. Wholesale, as borrower, and Little Switzerland, L.S. Holding and W.G.I. Barbados, as guarantors, as amended by the First Amendment to Loan Agreement, dated March 16, 1996, and Second Amendment to Loan Agreement, dated January 1, 1997, and together with the promissory note or notes and other evidences of indebtedness referenced therein or issued pursuant thereto (collectively, the "Scotia Loan Documents");

     WHEREAS, L.S. Wholesale is indebted to Chase pursuant to (a) the Loan Agreement dated February 24, 1996, between Chase, as lender, and L.S. Wholesale, as borrower, and Little Switzerland and L.S. Holding, as guarantors, together with the promissory note or notes and other evidences of indebtedness referenced therein or issued pursuant thereto (collectively, the "Chase Term Loan Documents"), and (b) the letter agreement dated January 7, 1999, as amended by letter agreement dated March 3, 1999, together with the promissory note or notes and other evidences of indebtedness referenced therein or issued pursuant thereto (collectively, the "Chase Line of Credit Documents," and together with the Chase Term Loan Documents, the "Chase Loan Documents"; the Chase Loan Documents and the Scotia Loan Documents are collectively referred to herein as the "Loan Documents");

     WHEREAS, the payment and performance of the indebtedness of L.S. Wholesale to Chase under the Chase Loan Documents is guaranteed by the Guarantors pursuant to a Guaranty by Corporation dated February 24, 1996 and executed by L.S. Holding and a Guaranty (Unlimited Amount) dated September 22, 1997 and executed by Guarantors (collectively, the "Chase
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Forbearance Agreement
May 7, 1999
Page 3



Guaranties"), and the payment and performance of the indebtedness of L.S. Wholesale to ScotiaBank under the Scotia Loan Documents is guaranteed by Little Switzerland, L.S. Holding and W.G.I. Barbados pursuant to a Guaranty dated February 16, 1996 and executed by L.S. Holding and Little Switzerland and a Guaranty dated February 16, 1996 and executed by W.G.I. Barbados (collectively, the "Scotia Guaranties" and, collectively with the Chase Guaranties, the "Guaranties");

     WHEREAS, L.S. Wholesale is in default under the Loan Documents as set forth in Schedule A attached hereto and made a part hereof (collectively, the
   ----------
"Existing Defaults");

     WHEREAS, L.S. Wholesale has requested that the Lenders agree to forbear the exercise of certain of their respective rights and remedies under the Loan Documents, and to induce such forbearance has agreed to provide the Lenders a security interest in the Collateral (as defined below) held by L.S. Wholesale pursuant to the terms of the Security Agreement (as defined below);

     WHEREAS, Guarantors acknowledge that L.S. Wholesale is the sole inventory supplier for the Guarantors and as such, Guarantors will benefit from the Lenders' forbearance granted to L.S. Wholesale pursuant to the terms hereof;

     WHEREAS, the Guarantors have requested the Lenders to forbear from exercising their rights under the Guaranties, and to induce such forbearance have agreed to provide the Lenders a security interest in the Collateral (as defined below) held by the Guarantors pursuant to the terms of the Security Agreement (as defined below); and

     WHEREAS, provided that L.S. Wholesale and the Guarantors comply with the terms and conditions set forth herein, the Lenders are willing to forbear from exercising certain of their respective rights and remedies under the Loan Agreements, subject to the conditions set forth in this Agreement;

     NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
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Forbearance Agreement
May 7, 1999
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     1. Recitals.

     The foregoing recitals are acknowledged as true and correct and are incorporated herein by this reference.

     2. Value of Forbearance.

     L.S. Wholesale and the Guarantors acknowledge that they are receiving fair and reasonably equivalent consideration for the granting of the security interest in the Collateral (as defined below) to the Lenders under the Security Agreement and for the other accommodations hereunder.

     3. Acknowledgment of Indebtedness.

     L.S. Wholesale, the Guarantors and the Lenders each hereby acknowledge, confirm and declare that the amounts shown on Schedule B attached hereto and
                                              ----------
made a part hereof are the amounts, including without limitation principal, interest, fees, costs and expenses, due and owing to the Lenders under the Loan Documents, without offset, deduction, counterclaim or defense of any kind or nature to the payment thereof. With respect to the amounts outstanding under the Bankers' Acceptances and Standby Letters of Credit set forth on Schedule B,
                                                                    ----------
such amounts are the total amount of the Lenders' exposure thereunder, which may be greater than the current amount advanced thereunder. Notwithstanding the foregoing, the parties acknowledge that the figures set forth on Schedule B have
                                                                 ----------
been calculated in good faith by the Lenders and the parties agree to adjust such figures for clerical error, inadvertent omissions and miscalculations.

     4.   Lenders' Exposure Frozen.

    The Lenders shall have no further obligation to extend additional credit or make advances under any credit facility to L.S. Wholesale or any Guarantor during the Forbearance Period or at any time thereafter. No new extensions of credit or advances shall be given or made to L.S. Wholesale or any Guarantor under the Loan Documents except that (a) as noted above in Section 3 the current
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Forbearance Agreement
May 7, 1999
Page 5



amount outstanding under the Banker's Acceptances and Standby Letters of Credit set forth on Schedule B is the total amount of Lenders' exposure thereunder and
             ----------
the beneficiaries of each said instruments may draw thereunder up to such total amount, and (b) any and each Banker's Acceptance or short-term promissory note issued by Chase and outstanding on the date hereof pursuant to the Chase Line of Credit Documents that shall mature during the Forbearance Period, if not paid at such maturity date by L.S. Wholesale or the Guarantors, and any and each draw under a Standby Letter of Credit issued by ScotiaBank and outstanding on the date hereof pursuant to the Scotia Loan Documents made during the Forbearance Period, shall be rolled into a demand note, which shall be due and payable on demand, subject to the terms of this Agreement, with interest (at the rate set forth herein) due and payable monthly both during and after the Forbearance Period.

    5.   Acknowledgment of Reservation of Rights and Other Matters.

    (a) L.S. Wholesale and the Guarantors acknowledge and agree that nothing contained in this Agreement (i) constitutes a waiver of any default, of any event of default, or of any event that with the giving of notice or the passage of time or both would constitute an event of default under the Loan Documents,
(ii) constitutes a waiver of any right or remedy that Lenders may have with respect to any default, any event of default, or of any event that with the giving of notice or the passage of time or both would constitute an event of default under the Loan Documents, including, but not limited to, the right of either Lender to exercise its rights concerning the Collateral upon a Termination Event, (iii) constitutes a waiver of Lenders' rights to collect any sums due under the respective Loan Documents, or (iv) constitutes a waiver of any right or remedy that Lenders have, or may have, at law or in equity or otherwise. As used above, the term "event of default" shall have the meaning provided in each Lender's Loan Documents.

    (b) Each of L.S. Wholesale and the Guarantors hereby acknowledges and agrees that (i) it has been advised by counsel in the negotiation, execution and delivery of this Agreement, the
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Forbearance Agreement
May 7, 1999
Page 6



Security Agreement, the Loan Documents, and any document executed in connection with this Agreement; and (ii) the Lenders do not have any fiduciary relationship with or duty to L.S. Wholesale or any Guarantor arising out of or in connection with this Agreement, the Security Agreement, the Loan Documents or any of the documents executed in connection with this Agreement or the Loan Documents, and the relationship between the Lenders, on one hand, and L.S. Wholesale and the Guarantors, on the other hand, in connection herewith or therewith is solely that of creditor and debtor/co-obligors; and (iii) no joint venture is created by this Agreement or otherwise exists by virtue of the transactions contemplated hereby among the Lenders or among L.S. Wholesale, the Guarantors and the Lenders.

    (c) Notwithstanding the foregoing subparagraphs (a) and (b), the Lenders acknowledge that (i) the Existing Defaults shown on Schedule A are expected to
                                                    ----------
continue during the Forbearance Period, (ii) in addition to such Existing Defaults, L.S. Wholesale may be in default under the affirmative covenants of the Loan Documents as set forth on Schedule A-1 during the Forbearance Period
                                   ------------
and (iii) L.S. Wholesale and the Guarantors may be in default under the Loan Documents by creating, incurring, giving or granting real estate liens and related indebtedness as permitted under Section 9 hereof. Provided L.S. Wholesale and the Guarantors are not otherwise in default under the terms of this Agreement, then the continuation or occurrence of the defaults set forth in clauses (i) through (iii) of this paragraph shall not constitute a Termination Event hereunder.

    6.   Representations and Warranties.

    (a) None of L.S. Wholesale or the Guarantors is currently insolvent as such term is defined in the United States Bankruptcy Code.

    (b) Each of L.S. Wholesale, Little Switzerland, L.S. Holding and L.S. USA is a corporation duly organized, validly existing and in good standing under the laws of its respective jurisdiction of organization; provided, however, that L.S. Holding shall provide evidence of its good
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Forbearance Agreement
May 7, 1999
Page 7



standing on or before June 7, 1999. Each of L.S. Wholesale, Little Switzerland, L.S. Holding and L.S. USA has the corporate power and legal right to make, deliver and perform this Agreement; provided, however, that the certificates of Secretary described in paragraph 7(f) hereof shall be provided by L.S. Wholesale, Little Switzerland, L.S. Holding and L.S. USA on or before May 14, 1999.

    (c) L.S. Wholesale and the Guarantors shall use their best efforts to ensure that each of W.G.I. Barbados, W.G.I., Montres, L.S. Aruba, L.S. Curacao, L.S. Antigua and L.S. St. Lucia is, or within the time period provided in paragraph 8(f) hereof shall be, a corporation duly organized, validly existing and in good standing under the laws of its respective jurisdiction of organization and to ensure that each has the corporate power and legal right to make, deliver and perform this Agreement.

    (d) The making and performance by L.S. Wholesale and the Guarantors has been duly authorized by all necessary corporate action, provided, however, that, that the certificates of Secretary described in paragraph 7(f) hereof shall be provided by L.S. Wholesale, L.S. Holding, Little Switzerland and L.S. USA on or before May 14, 1999 and shall be provided by the other Guarantors as set forth in paragraph 8(f) hereof, and will not violate any provision of law or of their Articles of Incorporation, Bylaws, charters or other organization documents or violate any contractual obligation of L.S. Wholesale or any Guarantor, or, except as hereinafter provided or provided in the Security Agreement, result in the creation of any lien, charge or encumbrance upon any property or assets of L.S. Wholesale or any Guarantor pursuant to any credit agreement, or other agreement or instrument to which any of them or their property may be bound or affected.

    (e) No consent or authorization of, filing with, notice to or other act is required in connection with the execution, delivery, performance, validity or enforceability of this Agreement except as provided in paragraph 7(c) hereof.
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Forbearance Agreement
May 7, 1999
Page 8



    (f) Other than Sheehan v. Little Switzerland, Inc. et al., the current status of which is set forth on Schedule C attached hereto and made a part
                                ----------
hereof, no litigation, investigation or proceeding of or before any arbitrator or governmental authority is pending or, to the knowledge of L.S. Wholesale or any of the Guarantors, threatened by or against L.S. Wholesale or any Guarantor, which relates to this Agreement or the transactions contemplated hereby, other than by Lenders, or which, if adversely determined, would have a material adverse effect on the financial condition or business of L.S. Wholesale or any of the Guarantors.

    (g) L.S. Wholesale and the Guarantors reaffirm all representations and warranties made in the Loan Documents and Guaranties, each as of the date made, except as said representations and warranties are specifically modified by this Agreement.

    7. Conditions Precedent. The Agreement shall become effective as of April 1, 1999, provided, however, that, this Agreement shall not be binding upon the Lenders until the Lenders' receipt of the following:

    (a) Fully executed original of this Agreement (which may be executed in duplicate originals);

    (b) If reasonably requested by Lenders, amended and restated notes, or new notes evidencing the indebtedness or any part thereof;

    (c) Fully executed original of the Security Agreement, UCC-1 financing statements, chattel mortgages and other documents necessary to grant to, and facilitate the perfection of, the security interest of the Lenders in and to the inventory and related personal property of L.S. Wholesale and the Guarantors (collectively, the "Collateral") in each such jurisdiction in which any part of the Collateral is or may be located;

    (d) Payment of the reasonable fees and expenses of counsel to each of the Lenders, including, but not limited to, outside counsel fees and expenses and the allocated costs of in-house counsel;
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Forbearance Agreement
May 7, 1999
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    (e) Payment of all other reasonable costs and expenses of Lenders in connection with the negotiation and execution of this Agreement, including, but not limited to, lien search and other examination fees;

    (f) A certificate of the Secretary of each of L.S. Wholesale, Little Switzerland, L.S. Holding and L.S. USA to be provided on or before May 14, 1999, certifying (i) that attached thereto are true and complete copies of the resolutions, adopted by the Board of Directors of such entity and all other necessary corporate action evidencing approval of the transactions contemplated by this Agreement and (ii) as to the incumbency or each officer of such entity and specimen signature of each authorized officer of such entity;

    (g) Good Standing Certificate of each of L.S. Wholesale, Little Switzerland and L.S. USA to be provided on the date of this Agreement, and a Good Standing Certificate of L.S. Holding to be provided on or before June 7, 1999;

    (h) A copy of Little Switzerland's consolidated and consolidating reports of operations for the month of March, 1999 including balance sheets, profit and loss statements and a narrative review of the monthly operations for said month, and further including a schedule of inventory by store location as of May 4, 1999, and Little Switzerland's weekly update as of May 1, 1999 of its cash flow report;

    (i) A projected balance sheet depicting the cumulative results of operations of Little Switzerland and L.S. Wholesale at August 31, 1999 assuming that the EBITDA levels shown in paragraph 8(b) hereof are realized for each month listed therein, which balance sheet shall indicate that neither Little Switzerland nor L.S. Wholesale shall be insolvent at said date, as such term is defined in the United States Bankruptcy Code, and otherwise be reasonably satisfactory to Lenders; and
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Forbearance Agreement
May 7, 1999
Page 10



    (j) All other documents, as Lenders may reasonably request, to effectuate this Agreement and the transactions contemplated hereby.

    8.   Affirmative Covenants.

    (a) Little Switzerland shall provide to each of the Lenders on a monthly basis no later than the last day of the following month beginning in April, 1999 copies of its consolidated and consolidating monthly reports of operations including balance sheets, profit and loss statements, a narrative review of the monthly operations, and a schedule of inventory by store location, provided, however, that, Little Switzerland shall provide to each of the Lenders preliminary copies of the year-end reports by the end of June, with audited statements to follow by August 15, 1999; and shall provide to each of the Lenders on a weekly basis no later than Wednesday of each week, updates of Little Switzerland's cash flow reports.

    (b) L.S. Wholesale and Little Switzerland shall attain the minimum EBITDA (as that term is understood by generally accepted accounting principles applied to sales and merchandising businesses), listed opposite each of the months set forth below:

         April, 1999         ($600,000)
         May, 1999         ($1,600,000)
         June, 1999          ($925,000)
         July, 1999          ($625,000)
         August, 1999        ($550,000)

The EBITDA listed above excludes any charges that are set forth in the Restructuring Plan (described below) and recorded by Little Switzerland in connection with carrying out the Restructuring Plan.

    (c) Except as otherwise provided in paragraph 11 hereof, in no event during the term of this Agreement shall L.S. Wholesale and the Guarantors collectively hold less than $30.0 million
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Forbearance Agreement
May 7, 1999
Page 11



of inventory valued at L.S. Wholesale's cost (excluding any consignment inventory) and located in the U.S. Virgin Islands, Alaska, St. Maarten, Barbados, Aruba and Curacao free and clear of all liens and encumbrances excepting only the lien of the Security Agreement or other liens and encumbrances permitted by the Lenders pursuant to the terms hereof and the Security Agreement.

    (d) Little Switzerland shall deliver and present to each of the Lenders for review a commercially reasonable proposed plan of restructuring alternatives (the "Restructuring Plan") by no later than May 10, 1999, which Restructuring Plan shall be reasonably satisfactory to the Lenders. The Lenders shall advise Little Switzerland within three (3) business days of receipt of the Restructuring Plan whether such Restructuring Plan is reasonably satisfactory to Lenders, and, if Lenders fail to respond within such time period, the Lenders shall be deemed to have accepted the Restructuring Plan as reasonably satisfactory to the Lenders. Should the Restructuring Plan not be reasonably satisfactory to Lenders, the Lenders shall advise Little Switzerland in writing within such period as to the Lenders' objections to the Restructuring Plan; in which event Little Switzerland shall deliver and present to each of the Lenders for review a revised Restructuring Plan by no later than May 20, 1999, which revised Restructuring Plan shall be reasonably satisfactory to the Lenders. The Lenders shall advise Little Switzerland within three (3) business days of receipt of the revised Restructuring Plan as to whether such revised Restructuring Plan is reasonably satisfactory to Lenders, and, if Lenders fail to respond within such time period, the Lenders shall be deemed to have accepted the revised Restructuring Plan as reasonably satisfactory to the Lenders. If Little Switzerland fails to present the Lenders with a Restructuring Plan that is reasonably satisfactory, the Lenders shall have no further obligation under this Agreement. Upon the acceptance by the Lenders of the Restructuring Plan as reasonably satisfactory, but in no event later than June 1, 1999, Little Switzerland shall have submitted to, and obtained approval of, its Board of Directors of the Restructuring Plan in a form substantially in accord with the plan accepted by the Lenders as reasonably satisfactory.
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Forbearance Agreement
May 7, 1999
Page 12



    (e) Little Switzerland shall develop a financing plan for the Restructuring Plan, a copy of which shall be delivered and presented to each of the Lenders for review by no later than June 10, 1999, which financing plan shall be reasonably satisfactory to the Lenders.

    (f) L.S. Wholesale and the Guarantors shall use their best efforts to provide to the Lenders for each of W.G.I. Barbados, W.G.I., Montres, L.S. Aruba, L.S. Curacao, L.S. Antigua and L.S. St. Lucia (i) a certificate of each entity's respective Secretary certifying (A) that attached thereto are true and complete copies of the resolutions, adopted by the Board of Directors of such entity and all other necessary corporate action evidencing approval and ratification of the transactions contemplated by this Agreement and (B) as to the incumbency and specimen signature of each officer of such entity, and (ii) a Good Standing Certificate; provided, however, that in no event shall L.S. Wholesale and the Guarantors fail to provide all such corporate and other documentation reasonably necessary to perfect the Lenders' security interest in the Collateral held by W.G.I. Barbados, W.G.I., Montres, L.S. Aruba, L.S. Curacao, L.S. Antigua and L.S. St. Lucia within ninety (90) days of the date hereof.

    9.   The Permitted Real Estate Liens.

          (a) Notwithstanding anything to the contrary contained herein, the Security Agreement or the respective Loan Documents, Lenders hereby permit L.S. Wholesale and the Guarantors to create, incur, give or grant a lien, security interest, mortgage, pledge or other encumbrance or similar right upon its or their real property located in St. Thomas, U.S.V.I. and St. Maarten, Netherland Antilles (the "Mortgageable Property"), and to incur the related indebtedness, to any third party or Affiliate (as defined in the Chase Loan Documents), provided that (i) the net proceeds of any loan obtained in connection with such lien, security interest, mortgage, pledge or other encumbrance or similar right shall be used solely for working capital in the ordinary course of such entities' business, (ii) the terms and conditions of any such mortgage loan shall be commercially reasonable and in no event shall any such mortgage loan have a term of less than five (5)
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Forbearance Agreement
May 7, 1999
Page 13



years or an amortization schedule of less than ten (10) years, and (iii) no payment of principal on any such mortgage loan shall be due and payable or made during the Forbearance Period. Such indebtedness authorized hereunder may be converted to an equity investment in Little Switzerland or any of its subsidiaries.

          (b) If the Mortgageable Property or any part thereof is not mortgaged to a third party or Affiliate within seventy five (75) days of the date of this Agreement, L.S. Wholesale and the Guarantors agree to execute at such time a mortgage in recordable form or other similar document in such commercially reasonable form as the Lenders shall require, which grants to the Lenders a security interest in such property, and agree to take such other steps as shall be necessary to perfect the lien under the laws of the jurisdiction(s) in which the Mortgageable Property or such part thereof is located. The Lenders agree to immediately release such mortgage, in full or in part, to the extent that L.S. Wholesale or the Guarantors thereafter creates a security interest or similar right upon the Mortgageable Property or part thereof in favor of any third party or Affiliate subject to the preceding paragraph.

    10. Forbearance. Each of the Lenders hereby agrees to forbear from exercising its rights and remedies under its respective Loan Agreements until the earlier of (i) August 31, 1999 or (ii) the occurrence of a further event of default, subject to paragraph 5(c) hereof, under the respective Loan Agreements as modified by this Agreement, or the occurrence of a Termination Event under this Agreement (the "Forbearance Period"). Except as set forth herein, neither Lender has any obligation to extend the loans, forbearance or any other accommodations to L.S. Wholesale or the Guarantors beyond such date, but each agrees that in absence of an event of default or Termination Event to have a good faith discussion with L.S. Wholesale regarding extending the Forbearance Period beyond August 31, 1999 (subject to such conditions as the Lenders may require in their absolute discretion) before expiration of the Forbearance Period. Notwithstanding the foregoing, in the event
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Forbearance Agreement
May 7, 1999
Page 14



that L.S. Wholesale or Little Switzerland, prior to August 31, 1999, provides the Lenders with a binding commitment letter from a third party for the refinancing of the existing indebtedness to the Lenders under conditions reasonably satisfactory to the Lenders, specifically including, but not limited to, repayment of the indebtedness to the Lenders in full, the Lenders hereby agree to extend the forbearance date herein from August 31, 1999 to the earlier to occur of (i) October 31, 1999 or (ii) the closing of such refinancing transaction. During the Forbearance Period, L.S. Wholesale shall have no obligation to make payments to the Lenders, other than regularly scheduled interest payments.

    11. The Permitted Sale and Closure of Stores. Notwithstanding anything to the contrary contained herein, the Security Agreement or the respective Loan Documents, provided said store is located outside of St. Thomas, U.S. Virgin Islands, Lenders hereby permit L.S. Wholesale and the Guarantors to sell or close one or more of the stores of a subsidiary, provided further that (i) the net proceeds of any such sale or closure shall be used solely for working capital in the ordinary course of L.S. Wholesale's or Little Switzerland's business, and (ii) the minimum value of inventory required under paragraph 8(c) hereof shall be maintained. The foregoing notwithstanding, the value of inventory remaining may at any time fall below the minimum value required under paragraph 8(c) provided that the indebtedness of L.S. Wholesale to the Lenders is reduced by an amount at least equal to the amount by which the value of the remaining inventory is less than the minimum value prescribed under paragraph 8(c).

    12. Termination Events.

    Each of the following shall constitute a "Termination Event" under this
Agreement:

    (a) L.S. Wholesale shall fail to make any payment when due (subject to any applicable notice and cure periods), in accordance with the terms hereof and the Loan Documents, except as such Loan Documents are modified by the terms of this Agreement (time being of the essence with respect to any and all of such payments).
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Forbearance Agreement
May 7, 1999
Page 15



    (b) Any representation or warranty made or deemed made by L.S. Wholesale or any Guarantor herein, or in any of the Security Agreements or Loan Documents or which is contained in any certificate, documents or financial or other statement (excluding projections prepared in good faith) furnished by it at any time under or in connection with this Agreement or such other documents shall prove to have been inaccurate in any material respect on or as of the date made or deemed made.

    (c) L.S. Wholesale or any Guarantor shall default in the observance or performance of any covenant or agreement contained in this Agreement, the Security Agreement, or any of the Loan Documents, as the same may be modified by this Agreement, and such default shall continue unremedied for a period of five
(5) business days after notice thereof to L.S. Wholesale from any one of the Lenders.

    (d) The commencement of any action or proceeding against any one or both of the Lenders by L.S. Wholesale, any Guarantor or any other entity affiliated with, controlled by or under common control with L.S. Wholesale.

    (e) The commencement of any bankruptcy or insolvency proceeding by or against L.S. Wholesale, Little Switzerland, L.S. Holding or L.S. USA, or commencement of any bankruptcy or insolvency proceeding by or against any of the other Guarantors, which proceeding has caused or is reasonably likely to cause L.S. Wholesale or the Guarantors to violate the affirmative covenant with respect to the minimum value of inventory set forth in paragraph 8(c) hereof or which is otherwise reasonably likely to materially and adversely affect the Lenders or either of them.

    (f) The rendition by any court of a final judgment against L.S. Wholesale or any Guarantor in a stated amount in excess of $250,000.00 (or more than one such judgment shall be entered against any one of them in an aggregate stated amount in excess of $250,000.00); or the

Forbearance Agreement
May 7, 1999
Page 16



attachment of any property of L.S. Wholesale or any Guarantor not bonded or insurer against or remedied within sixty (60) days.

    (g) The filing of a Federal tax lien against L.S. Wholesale or any Guarantor by the Internal Revenue Service or the taxing authority having authority over the jurisdiction in which any such entity is located not remedied within thirty
(30) days.

    13. Remedies.

    Upon the occurrence of any Termination Event, at any time five (5) days after either of the Lenders shall have made demand on L.S. Wholesale, each Lender may, at its option, acting alone or together with the other Lender:

    (a) Terminate the forbearance agreements and the Forbearance Period contained in paragraph 10 hereof;

    (b) Declare all amounts due under such Lender's Loan Documents and this Agreement to be due and payable forthwith, whereupon the same shall be immediately due and payable; and

    (c) Take any action which the Lenders or either of them deems necessary or appropriate to collect the outstanding obligations and to enforce the rights and remedies under this Agreement, the Loan Documents and under applicable law.

    14. Other Remedies.

    L.S. WHOLESALE AND THE GUARANTORS AGREE THAT UPON THE OCCURRENCE OF ANY TERMINATION EVENT, L.S. WHOLESALE AND THE GUARANTORS SHALL TAKE, OR CAUSE TO BE TAKEN, ANY AND ALL ACTIONS NECESSARY: (I) TO PERMIT THE LENDERS OR EITHER OF THEM TO PROCEED WITH ANY AND ALL ENFORCEMENT ACTIONS UNDER THIS AGREEMENT AND LOAN DOCUMENTS, AND (II) TO PERMIT THE LENDERS OR EITHER OF THEM TO INITIATE AND/OR PROCEED WITH ANY AND ALL FORECLOSURES ON (WHETHER JUDICIAL OR

Forbearance Agreement
May 7, 1999
Page 17



NON-JUDICIAL), AND REALIZATION OF, ANY AND ALL OF THE COLLATERAL AND ANY OTHER PROPERTY HELD AS SECURITY FOR THE OBLIGATIONS OF L.S. WHOLESALE.

    15. Releases.

    AS MATERIAL CONSIDERATION FOR THE EXECUTION OF THIS AGREEMENT BY THE LENDERS AND FOR OTHER GOOD AND VALUABLE CONSIDERATION, THE RECEIPT AND SUFFICIENCY OF WHICH ARE HEREBY ACKNOWLEDGED (WITHOUT SUCH MATERIAL CONSIDERATION LENDERS WOULD NOT HAVE ENTERED INTO THIS AGREEMENT), L.S. WHOLESALE AND EACH GUARANTOR, ON BEHALF OF THEIR RESPECTIVE DIRECTORS, OFFICERS, AGENTS, EMPLOYEES, REPRESENTATIVES, SUCCESSORS AND ASSIGNS (COLLECTIVELY, THE "RELEASORS") HEREBY FOREVER WAIVES, RELEASES, REMISES, ACQUITS AND DISCHARGES EACH LENDER, AND ANY OF EACH LENDER'S RESPECTIVE PARTNERS, AFFILIATES, DIRECTORS, OFFICERS, AGENTS, EMPLOYEES, REPRESENTATIVES, SHAREHOLDERS, SUBSIDIARIES AND AFFILIATE CORPORATIONS, CONSTITUENT PARTNERS, ATTORNEYS, ACCOUNTANTS, CONSULTANTS, ADVISORS, SUCCESSORS, HEIRS, ASSIGNS AND BENEFICIARIES, AND EACH OF THEM (COLLECTIVELY, THE "RELEASEES"), OF AND FROM ANY AND ALL CONTROVERSIES, PROMISES, DAMAGES, COSTS, LOSSES, EXPENSES, OBLIGATIONS, INDEBTEDNESS, DEBTS, SUMS OF MONEY, ACCOUNTS, COMPENSATIONS, CONTRACTS, LIABILITIES, BREACHES OF CONTRACTS, BREACHES OF DUTY OF ANY RELATIONSHIP, ACTS, OMISSIONS, MISFEASANCE, MALFEASANCE, RIGHTS, CAUSES OF ACTION, SUITS, JUDGMENTS, CLAIMS, RECOUPMENTS, COUNTERCLAIMS OR DEMANDS, OF EVERY TYPE, KIND, NATURE, DESCRIPTION OR CHARACTER, AND

Forbearance Agreement
May 7, 1999
Page 18



IRRESPECTIVE OF HOW, WHY, OR BY REASON OF WHAT FACTS, WHETHER NOW EXISTING
OR THAT COULD, MIGHT, OR MAY BE CLAIMED TO EXIST, OF WHATEVER KIND OR NAME, WHETHER KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED, LIQUIDATED OR UNLIQUIDATED, FIXED OR CONTINGENT, FORESEEABLE OR UNFORESEEABLE, EACH AS THOUGH FULLY SET FORTH HEREIN AT LENGTH, IN LAW, ADMIRALTY OR EQUITY (ANY OF THE FOREGOING, A "CLAIM"), WHICH ANY OF THE RELEASORS PREVIOUSLY HAD FROM THE BEGINNING OF THE WORLD OR NOW HAVE AGAINST ANY OF THE RELEASEES THROUGH THE DATE HEREOF, RELATED TO OR CONNECTED WITH (A) THIS AGREEMENT, THE LOAN DOCUMENTS, THE SECURITY AGREEMENT, OR ANY OF THEM OR THE TRANSACTIONS CONTEMPLATED BY ANY OF THE FOREGOING, OR (B) ANY DISCUSSIONS OR ALLEGED ORAL AGREEMENTS AMONG THE RELEASEES AND THE RELEASORS, OR ANY OF THEM, RELATING TO THE INDEBTEDNESS OR ANY OTHER MATTER, WHICH DISCUSSIONS OR ORAL AGREEMENTS ARE NOT EMBODIED IN A WRITTEN AGREEMENT EXECUTED BY A PARTIES INTENDED TO BE BOUND BY SUCH AGREEMENT AND EXPRESSLY STATED TO BE AN AGREEMENT AMONG ALL OF SUCH PARTIES, L.S. WHOLESALE, THE GUARANTORS AND THE LENDERS INTEND THAT THIS WAIVER, RELEASE AND DISCHARGE APPLIES TO ALL SUCH CLAIMS THAT ARE BASED ON FACTS OR CIRCUMSTANCES THAT EXISTED PRIOR TO , OR CAME INTO EXISTENCE CONCURRENTLY WITH, THE EXECUTION AND DELIVERY OF THIS AGREEMENT MAY HAVE GIVEN RISE TO CLAIMS THAT ARE PRESENTLY UNKNOWN, UNANTICIPATED AND UNSUSPECTED, AND L.S. WHOLESALE AND EACH GUARANTOR FURTHER AGREES THAT THIS PARAGRAPH HAS BEEN NEGOTIATED AND AGREED UPON IN LIGHT OF THAT ACKNOWLEDGMENT AND THAT L.S.

Forbearance Agreement
May 7, 1999
Page 19



WHOLESALE AND EACH GUARANTOR NEVERTHELESS HEREBY INTENDS IRREVOCABLY TO WAIVE, RELEASE, REMISE, ACQUIT AND DISCHARGE THE RELEASEES OF AND FROM ANY SUCH UNKNOWN CLAIMS AS AFORESAID, RELATED TO ANY OF THE TRANSACTIONS OR CIRCUMSTANCES DESCRIBED IN THIS SECTION.

    16. Confidentiality. Each of the Lenders hereby agrees to use reasonable precautions to keep confidential, in accordance with safe and sound banking practice, any non-public information supplied to it by L.S. Wholesale or any of the Guarantors pursuant to the respective Loan Agreements or this letter agreement, provided that nothing herein shall limit the disclosure of such information (i) to the extent required by statute, rule, regulation or judicial process, (ii) to counsel for the Lenders and (iii) to examiners, auditors or accountants for the Lenders.

    17. Interest. During the Forbearance Period, all indebtedness owing to Chase under the Chase Loan Documents shall bear interest at a floating rate equal to the Chase commercial prime rate plus two percent (2%) (the "Chase Forbearance Rate"), except that the outstanding Bankers' Acceptances shall continue to bear interest at their current interest rate unless and until each of said obligations matures and is rolled into a demand loan at which time such indebtedness shall bear interest at the Chase Forbearance Rate until the end of the Forbearance Period. During the Forbearance Period, all indebtedness owing to ScotiaBank under the Scotia Loan Documents shall bear interest at a rate equal to the LIBOR plus four percent (4%) to be determined at such dates and rolled over as set forth in Schedule B hereof. During the Forbearance Period,
                            ----------
the Lenders agree that they shall not increase the applicable margins or change the base rates set forth above, except that ScotiaBank reserves the right to revert to a floating interest rate equal to the Chase commercial prime rate plus two percent (2%). Notwithstanding the foregoing, neither Lender waives its right to increase such rates of interest upon the occurrence of a Termination Event hereunder.

    18. Examination of Books and Records. L.S. Wholesale and each Guarantor agree that

Forbearance Agreement
May 7, 1999
Page 20



from and after the date hereof, the Lenders may, at all reasonable times upon reasonable notice and for any reason, acting alone or jointly, conduct an examination of the books and records and Collateral of such entities, at the expense of L.S. Wholesale and the Guarantors.

    19. Enforceability. This Agreement shall inure to the benefit of and be enforceable by each of the parties hereto and their respective successors and assigns.

    20. Severability. In the event that any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby.

    21. Counterparts; Facsimile Signature. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute the same agreement. This Agreement may be executed by facsimile signature, which shall be deemed an original.

    22. Headings. The descriptive headings herein are inserted for convenience only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

    23. Entire Agreement. This Agreement and the exhibits and schedules hereto contain the entire understanding of the parties with respect to the subject matter hereof and may be amended only by an agreement in writing executed by the parties.

    24. Modification. The parties hereby ratify and confirm that they continue to be bound by the terms and provisions of the respective Loan Agreements which, except as expressly modified hereby, shall continue in full force and effect.

    25. Notice. All notices and other communications required under this Agreement shall be in writing and hand delivered or mailed by first class registered mail or certified mail, postage prepaid, return receipt requested, or delivered by overnight courier, addressed as set forth above in this Agreement (or at such other address as such party shall have furnished to the other party in

Forbearance Agreement
May 7, 1999
Page 21



writing); provided, however, that notices or other communications to all or any of the Guarantors shall be sent to said Guarantor(s) addressed in care of L.S. Wholesale.

    26. Conflicts. Any conflict or inconsistency between or among this Agreement, or the Security Agreement shall be resolved in favor of this Agreement.

    27. Choice of Law; Venue. This Agreement is deemed executed in, and L.S. Wholesale's principal place of business is located in, the U.S. Virgin Islands. In all respects, including without limitation, matters of construction and performance of this Agreement and the obligations arising hereunder, this Agreement shall be governed by, and construed in accordance with, the laws of the U.S. Virgin Islands. Any legal action or proceeding with respect to this Agreement, the Debt Instruments, the Forbearance Agreement or any other agreement executed in connection therewith may be brought in the courts of the U.S. Virgin Islands (including, without limitation, the Federal District Court for the District of the U.S. Virgin Islands), and by execution and delivery of this Agreement, the Debtors consent, for themselves and in respect of their respective property, to the non-exclusive jurisdiction of those courts. Each of the Debtors irrevocably waives any objection, including any objection to the laying of venue and any objection based on the grounds of forum non conveniens, which it may now or hereafter have to the bringing of any action or proceeding in such jurisdiction in respect of this Agreement or any other agreement executed in connection therewith. Each of the Debtors waives personal service of any summons, complaint or other process, which may be made by any other means permitted by U.S. Virgin Islands law.

    This Section shall not be deemed to preclude any party from filing any such action, suit or proceeding in any other appropriate forum if the courts of the U.S. Virgin Islands decline jurisdiction.

    28. Waiver of Right to Trial by Jury. EACH DEBTOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES THE RIGHT ANY OF THEM MAY

Forbearance Agreement
May 7, 1999
Page 22



HAVE TO A TRIAL BY JURY WITH RESPECT OF ANY LITIGATION BASED ON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT, THE DEBT INSTRUMENTS, THE FORBEARANCE AGREEMENT AND ANY AGREEMENT EXECUTED IN CONJUNCTION THEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS BY ANY PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE SECURED PARTIES' ACCEPTANCE OF THIS AGREEMENT AND THE FORBEARANCE AGREEMENT. FURTHER, THE DEBTORS HEREBY CERTIFY THAT NO REPRESENTATIVE OR AGENT OF THE SECURED PARTIES, NOR THE COUNSEL OF THE SECURED PARTIES, HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE SECURED PARTIES WOULD NOT, IN THE EVENT OF SUCH LITIGATION, SEEK TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL PROVISION. NO REPRESENTATIVE OR AGENT OF THE SECURED PARTIES NOR THE COUNSEL OF THE SECURED PARTIES HAS THE AUTHORITY TO WAIVE, CONDITION, OR MODIFY THIS PROVISION.

    IN WITNESS WHEREOF, the parties have respectively signed these presents the day and year first above written.

                BORROWER:

                            L.S. WHOLESALE, INC.


                        By: /s/ Kenneth W. Watson
                            -------------------------------------------
                            Kenneth W. Watson, President
                                                                        (SEAL)
                    Attest: /s/ David J. Nace
                            -------------------------------------------
                            David J. Nace, Executive Vice President and
                            Chief Financial Officer of Little
                            Switzerland, Inc.

Forbearance Agreement
May 7, 1999
Page 23




                GUARANTORS:

                            LITTLE SWITZERLAND, INC.


                        By: /s/ Kenneth W. Watson
                            -------------------------------------------
                            Kenneth W. Watson, President
                                                                        (SEAL)
                    Attest: /s/ David J. Nace
                            -------------------------------------------
                            David J. Nace, Executive Vice President
                            and Chief Financial Officer of
                            Little Switzerland, Inc.


                            L.S. HOLDING, INC.


                        By: /s/ Kenneth W. Watson
                            -------------------------------------------
                            Kenneth W. Watson, President
                                                                        (SEAL)
                    Attest: /s/ David J. Nace
                            -------------------------------------------
                            David J. Nace, Executive Vice President
                            and Chief Financial Officer of
                            Little Switzerland, Inc.


                            WORLD GIFT IMPORTS (BARBADOS) LIMITED


                        By: /s/ Kenneth W. Watson
                            -------------------------------------------
                            Kenneth W. Watson, President
                                                                        (SEAL)
                    Attest: /s/ David J. Nace
                            -------------------------------------------
                            David J. Nace, Executive Vice President
                            and Chief Financial Officer of
                            Little Switzerland, Inc.


                            WORLD GIFT IMPORTS, N.V.


                        By: /s/ Kenneth W. Watson
                            -------------------------------------------
                            Kenneth W. Watson, President
                                                                        (SEAL)
                    Attest: /s/ David J. Nace
                            -------------------------------------------
                            David J. Nace, Executive Vice President
                            and Chief Financial Officer of
                            Little Switzerland, Inc.

Forbearance Agreement
May 7, 1999
Page 24



                            MONTRES ET BIJOUX, S.A.R.L.


                        By: /s/ Kenneth W. Watson
                            -------------------------------------------
                            Kenneth W. Watson, President
                                                                        (SEAL)
                    Attest: /s/ David J. Nace
                            -------------------------------------------
                            David J. Nace, Executive Vice President
                            and Chief Financial Officer of
                            Little Switzerland, Inc.



                            L.S. HOLDING (ARUBA), N.V.


                        By: /s/ Kenneth W. Watson
                            -------------------------------------------
                            Kenneth W. Watson, President
                                                                        (SEAL)
                    Attest: /s/ David J. Nace
                            -------------------------------------------
                            David J. Nace, Executive Vice President
                            and Chief Financial Officer of
                            Little Switzerland, Inc.


                            L.S. HOLDING (CURACAO), N.V.


                        By: /s/ Kenneth W. Watson
                            -------------------------------------------
                            Kenneth W. Watson, President
                                                                        (SEAL)
                    Attest: /s/ David J. Nace
                            -------------------------------------------
                            David J. Nace, Executive Vice President
                            and Chief Financial Officer of
                            Little Switzerland, Inc.


                            LITTLE SWITZERLAND (ANTIGUA), LIMITED


                        By: /s/ Kenneth W. Watson
                            -------------------------------------------
                            Kenneth W. Watson, President
                                                                        (SEAL)
                    Attest: /s/ David J. Nace
                            -------------------------------------------
                            David J. Nace, Executive Vice President
                            and Chief Financial Officer of
                            Little Switzerland, Inc.

Forbearance Agreement
May 7, 1999
Page 25



                            LITTLE SWITZERLAND (ST. LUCIA) LIMITED


                        By: /s/ Kenneth W. Watson
                            -------------------------------------------
                            Kenneth W. Watson, President
                                                                        (SEAL)
                    Attest: /s/ David J. Nace
                            -------------------------------------------
                            David J. Nace, Executive Vice President
                            and Chief Financial Officer of
                            Little Switzerland, Inc.

                            L.S. HOLDING (USA), INC.


                        By: /s/ Kenneth W. Watson
                            -------------------------------------------
                            Kenneth W. Watson, President
                                                                        (SEAL)
                    Attest: /s/ David J. Nace
                            -------------------------------------------
                            David J. Nace, Executive Vice President
                            and Chief Financial Officer of
                            Little Switzerland, Inc.

Forbearance Agreement
May 7, 1999
Page 26



                   LENDERS:

                             THE CHASE MANHATTAN BANK

                             By: /s/ Douglas A. Jenks
                                 ---------------------------------
                                 Douglas A. Jenks, Vice President


                             THE BANK OF NOVA SCOTIA

                             By: /s/ Peter Hickman
                                 ---------------------------------
                                 Peter Hickman, Senior Commercial
                                 Banking Manager

                                   SCHEDULE A

                               EXISTING DEFAULTS

With regard to the Scotia Loan Documents:

     1. Nonpayment of amounts payable under the Scotia Revolving Term Loan, which were due on March 9, 1999 and March 15, 1999

     2.   Failure to comply with the "Tangible Net Worth" covenant set forth in
          Section 11.2 of the Loan Agreement dated February 16, 1996, between ScotiaBank, L.S. Wholesale, Little Switzerland, L.S. Holding and W.G.I. Barbados

     3.   Failure to comply with the "Current Ratio" covenant set forth in
          Section 11.3 of the Loan Agreement dated February 16, 1996, between ScotiaBank, L.S. Wholesale, Little Switzerland, L.S. Holding and W.G.I. Barbados


With regard to the Chase Loan Documents:

     4. Nonpayment of amounts due, and the other defaults, under the Scotia Revolving Term Loan, which constitute an Event of Default pursuant to
          Section 9.4 the Loan Agreement dated February 24, 1996 by and between Chase, L.S. Wholesale, Little Switzerland and L.S. Holding

                                  SCHEDULE A-1

                    DEFAULTS EXPECTED TO CONTINUE OR SURFACE
                           DURING FORBEARANCE PERIOD


With regard to the Scotia Loan Documents:

     1.   Failure to comply with the "Tangible Net Worth" covenant set forth in
          Section 11.2 of the Loan Agreement dated February 16, 1996, between ScotiaBank, L.S. Wholesale, Little Switzerland, L.S. Holding and W.G.I. Barbados

     2. Failure to comply with the "Consolidated Current Ratio" covenant set forth in Section 11.3 of the Loan Agreement dated February 16, 1996, between ScotiaBank, L.S. Wholesale, Little Switzerland, L.S. Holding and W.G.I. Barbados

     3. Failure to comply with the "Debt to Tangible Net Worth Ratio" covenant set forth in Section 11.4 of the Loan Agreement dated February 16, 1996, between ScotiaBank, L.S. Wholesale, Little Switzerland, L.S. Holding and W.G.I. Barbados

With regard to the Chase Loan Documents:

     4.   Failure to comply with the "Debt Coverage Ratio" covenant set forth in
          Section 7.9 of the Loan Agreement dated February 24, 1996 by and between Chase, L.S. Wholesale, Little Switzerland and L.S. Holding

     5.   Failure to comply with the "Current Ratio" covenant set forth in
          Section 7.10 of the Loan Agreement dated February 24, 1996 by and between Chase, L.S. Wholesale, Little Switzerland and L.S. Holding

                                   SCHEDULE B

               OUTSTANDING INDEBTEDNESS; SCOTIABANK INTEREST RATE


The following amounts are outstanding as of May 7, 1999:


Outstanding indebtedness under the Chase Loan Documents:

      Chase Term Loan            Total Outstanding   $1,925,000

         Principal               Origination Date   Maturity Date
-------------------------------  -----------------  ----------------
         $1,925,000              February 24, 1996  December 1, 2000


      Chase Line of Credit       Total Outstanding    $7,600,000

         Short Term Notes        Total Outstanding    $4,000,000

         Principal               Origination Date   Maturity Date
-------------------------------  -----------------  ----------------
         $1,475,000              April 16, 1999     July 15, 1999
         $  800,000              April 5, 1999      July 4, 1999
         $1,150,000              April 1, 1999      June 30, 1999
         $  400,000              March 2, 1999      June 1, 1999
         $  175,000              February 8, 1999   May 11, 1999

         Banker's Acceptances    Total Outstanding  $3,600,000

         Principal               Origination Date   Maturity Date
-------------------------------  -----------------  ----------------
         $  900,000              February 5, 1999   August 4, 1999
         $1,000,000              January 27, 1999   July 26, 1999
         $  300,000              December 29, 1998  June 25, 1999
         $1,400,000              March 22, 1999     June 22, 1999

    No interest is outstanding on the foregoing indebtedness under the Chase Loan Documents.

    Late charges - none

    Attorneys' fees and other charges to be paid by L.S. Wholesale pursuant to paragraph 7 of this Agreement are not included in the above figures.

Outstanding indebtedness under the Scotia Loan Documents:

    Scotia Revolving Term Loan    Total Outstanding   $1,500,000

         Principal                Origination Date    Maturity Date
--------------------------------  ------------------  -----------------
         $1,000,000               October 8, 1998     March 9, 1999
         $  500,000               September 12, 1996  March 15, 1999

    Scotia Term Loan              Total Outstanding   $2,250,000

         Principal                Origination Date    Maturity Date
--------------------------------  ------------------  -----------------
         $2,250,000               February 16, 1996   November 22, 2000

Scotia Standby Letters of Credit    Total Outstanding   ECD 4,160,000
                                                        BBD 5,200,000

         Principal                  Origination Date    Maturity Date
----------------------------------  ------------------  -------------
         ECD    670,000             May 8, 1996         *
         BBD    200,000             September 23, 1996  *
         BBD    500,000             September 23, 1996  *
         ECD  1,000,000             January 8, 1997     *
         ECD    200,000             October 9, 1992     *
         ECD    700,000             January 19, 1996    *
         ECD  1,290,000             October 9, 1992     *
         ECD    300,000             January 19, 1996    *
         BBD  4,500,000             February 13, 1996   *

* perpetual until drawn upon or canceled by beneficiary or otherwise terminated by ScotiaBank in accordance with its terms

    No interest is outstanding on the foregoing indebtedness under the Scotia Loan Documents.

    Late charges - none

    Attorneys' fees and other charges to be paid by L.S. Wholesale pursuant to paragraph 7 of this Agreement are not included in the above figures.

ScotiaBank interest rate during Forbearance Period:

    Scotia Revolving Term Loan

         LIBOR plus 4%, last rolled over on April 16, 1999, which matures on May 17, 1999. Interest is payable at maturity, with LIBOR periods of 30 days going forward.

    Scotia Term Loan

         LIBOR plus 4% on April 1, 1999, which matures on May 21, 1999, with LIBOR periods of 30 days going forward from May 21, 1999, with interest payable at the end of each monthly period.

    Scotia Standby Letters of Credit

         LIBOR plus 4% upon conversion to demand note

                                   SCHEDULE C

                                   LITIGATION

On March 22, 1999, a class action complaint was filed in the United States District Court for the District of Delaware (Civil Action No. 99-176) against Little Switzerland, Inc., certain of its existing and former officers and directors, Destination Retail Holdings Corporation ("DRHC") and Stephen G.E. Crane. The complaint alleges that the defendants violated federal securities laws by failing to disclose that DRHC's financing commitment to purchase Little Switzerland's shares expired on April 30, 1998, before Little Switzerland's stockholders were scheduled to vote to approve the merger between Little Switzerland and DRHC at the May 8, 1998 special meeting of stockholders. Little Switzerland currently intends to file a motion to dismiss this action.